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EXHIBIT 32.1

        CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF HYPERCOM CORPORATION
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify that: (i) the Annual Report on Form 10-K for the year ended December 31, 2003 of Hypercom Corporation (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hypercom Corporation.

                                                    By: /s/ C. S. Alexander
                                                    -------------------------
                                                    Christopher S. Alexander
                                                    Chief Executive Officer
                                                    March 15, 2004